UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2010
S1 Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

705 Westech Drive, Norcross, Georgia	30092

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 923-3500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A amends and supplements Item 5.02 of the Current Report on Form 8-K filed by S1 Corporation (“S1”) with the Securities and Exchange Commission on November 5, 2009 (the “Original Form 8-K”).
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e) Item 5.02 of the Original Form 8-K provided that the Company and Meigan Putnam, S1’s SVP Insurance, had agreed that Ms. Putnam would be leaving the Company and that Ms. Putnam’s departure was not the result of any disagreement or other dispute with S1 regarding any policy or practice of S1. Subsequent to the filing of the Original Form 8-K, S1 and Ms. Putnam entered into a letter agreement dated January 12, 2010 (the “Separation and Consulting Agreement”). Under the terms of the Separation and Consulting Agreement, S1 agreed to:
(i)
Pay Ms. Putnam (i) an amount equal to Seven Thousand Six Hundred Sixty Two Dollars ($7,662) pursuant to the 2009 Management Incentive Plan, and (ii) Two Hundred Thirty Five Thousand Two Hundred Eighty Two Dollars ($235,282), which sum equals the average annual bonus actually paid to Ms. Putnam for the immediately prior three calendar years;

(ii)	Assign and transfer to Ms. Putnam any rights it may have to that certain Lenovo X61 laptop computer, serial # LVR144N; and
(iii)	Reimburse Ms. Putnam’s COBRA premiums under S1’s major medical group health plan on a monthly basis for the next six (6) months.
Additionally, pursuant to the Separation and Consulting Agreement, Ms. Putnam has agreed to serve as a consultant to S1 until June 30, 2010 (or such shorter amount of time as determined by S1) in exchange for a consulting fee of One Hundred Twelve Thousand Five Hundred Dollars ($112,500), subject to applicable withholdings. The Separation and Consulting Agreement also includes a general release of claims and a provision relating to the non-solicitation of employees.
The foregoing summary of the Separation and Consulting Agreement does not purport to be complete and is qualified by reference to the Separation and Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description

10.1	Separation and Consulting Agreement between S1 Corporation and Meigan Putnam dated January 12, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)
/s/ Gregory D. Orenstein
Gregory D. Orenstein
SVP, Chief Legal Officer and Secretary
Date: January 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation and Consulting Agreement between S1 Corporation and Meigan Putnam dated January 12, 2010.